UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 29, 2014

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the registrant’s Form 8-K filed on April 29, 2014 (the “Original Form 8-K”) to file the press release that QTS Realty Trust, Inc. (the “Company”) issued on April 29, 2014 as Exhibit 99.1 (the “Issued Press Release”). The press release filed with the Original Form 8-K was an incorrect version of the release and was not issued by the Company. The Issued Press Release is identical to the press release filed with the Original Form 8-K except for the addition of a new section entitled “2014 Guidance” in which the Company confirms the guidance previously disclosed in its Press Release dated February 19, 2014. The Company is also refiling Exhibit 99.2, the First Quarter 2014 Supplemental Information, that was filed with the Original Form 8-K. No changes have been made to Exhibit 99.2 and no other changes have been made to the Original Form 8-K other than as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated April 29, 2014

99.2	First Quarter 2014 Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

April 30, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated April 29, 2014

99.2	First Quarter 2014 Supplemental Information